DREYFUS A BONDS PLUS, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on Dreyfus A Bonds Plus, Inc. For its semi-annual reporting period ended September 30, 1995, your Fund produced a total return, including bond price changes and interest income, of 9.44%.* Dividends declared from net investment income during the last six months amounted to $.47 per share. The annualized distribution rate per share for this period was 6.44%.**
    The Federal Reserve Board relaxed its policy of monetary restraint in July of 1995 when it lowered the Fed Funds rate on July 6th. This reduction ended the upward pressure on short-term rates which had prevailed since the beginning of the reporting period. Despite the monetary restraint that existed, long-term rates began their decline early in the year. The Fed's policy of restraint was based on concern about inflation given the strong economic news then prevailing. But in July these same reports indicated a significant weakening trend in the economy. The July decline in the Fed Funds rate signaled that economic growth issues outweighed, for a time, Fed fears of a resurgence of inflation.
THE ECONOMY
    Economic reports indicated lagging home and auto sales and a decline in new home construction from earlier this year. Furthermore, rising business inventories (a frequent harbinger of a business slowdown) and weakening retail sales lent additional credibility to the case for easier credit conditions. By midyear, jobless claims were also on the rise and the trend of corporate cost reduction programs (particularly the impact on layoffs) continued. Since the early summer easing, economic signals have remained mixed and inflationary expectations remained subdued. Accordingly, interest rates have stabilized.
    More recently, however, economic strength has been reflected in some of the indicators released. Inflation is moderate, but various sectors of the economy such as consumer spending and housing appear to be picking up. The stronger numbers may forestall any immediate easing by the Federal Reserve Board.
    A word about inflation: despite strong economic growth at the beginning of the reporting period, inflation remained in check. We believe a continuation of this moderating trend for prices appears likely, particularly if the economy remains sluggish. This could be good news for bond investors since easing inflation often results in falling interest rates. Declining interest rates, often a corollary to slow business conditions, cause bond prices to rise.
MARKET ENVIRONMENT
    The bond market, buffeted by six interest rate hikes by the Federal Reserve Board in 1994, recovered strongly in 1995. Using the 30-year Treasury bond as a benchmark, over the past six months, yields have declined by almost a full percentage point (from a 7.4% level to about 6.45% at the end of the reporting period). Weaker than expected December 1994 sales figures tumbled rates and this decline persisted throughout the remainder of the reporting period. Last summer's rate cut confirmed what declining long-term interest rates had indicated all year . . . that business conditions were weaker than monetary policymakers thought. We believe this indicates a rather favorable outlook for bond markets in general. We are certainly pleased and encouraged by the good performance of late in the bond market and by the Fund. However, we are wary that this bond market strength may be counting too much on continued low inflation. Thus, while we remain fully invested in this improving market, we are alert to the stimulatory effects of easing monetary policy and are watchful for any signs of rekindling inflation.

THE PORTFOLIO
    The Fund was well-structured to take advantage of the decline in interest rates. The dollar-weighted average duration of the securities in the Fund was
5.6 years. For the 6-month period ended September 30, 1995, the Fund's 9.44% total return ranked 18 out of 124 in the Corporate Debt A Rated category as reported by Lipper Analytical Services, Inc.+ Of course, share price and investment return do fluctuate and past performance is no guarantee of future results.
    As of September 30, 1995, the average credit quality rating of the securities in the Fund as measured by Standard & Poor's was AA-.++ Some significant transactions occurred in the portfolio. We eliminated a 7% position in collateralized mortgage obligations (CMOs) since we believed that these securities were becoming less liquid because of the withdrawal of many dealers from the market. We increased holdings in the industrial sector, purchasing bonds of such high quality companies as Eli Lily, Motorola and Raytheon.
    Finally, the high level of volatility exhibited by the market in recent years underscores the need to maintain a disciplined and long-term focus. Solid market performance thus far in 1995 has rewarded the patient investor. Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.
                                  Sincerely,
                              [Garitt A. Kono signature logo]
                                  Garitt A. Kono
                                  Portfolio Manager
October 15, 1995
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid.
**Annualized distribution rate per share is based upon dividends per share declared from net investment income during the period, divided by the net asset value per share at the end of the period.
   +  SOURCE: Lipper Analytical Services, Inc.
   ++ S&P ratings are based on an analysis of several factors, including, but not limited to, the credit quality of the investments within the portfolio, diversification of assets, management, liquidity and investment practices. S&P ratings are subject to change.

DREYFUS A BONDS PLUS, INC.
STATEMENT OF INVESTMENTS                                                                   SEPTEMBER 30, 1995 (UNAUDITED)
                                                                                                 PRINCIPAL
BONDS AND NOTES-92.0%                                                                            AMOUNT           VALUE
                                                                                           --------------    --------------

    BANKING-12.8%............        ABN AMRO Bank N.V.,
                                       Sub. Notes, 7 1/4%, 2005...................         $    6,000,000    $ 6,166,560
                                     Bank of New York,
                                       Sub. Notes, 8 1/2%, 2004...................              5,000,000      5,568,920
                                     BankAmerica,
                                       Sub. Notes, 6 3/4%, 2005...................             10,000,000      9,892,590
                                     Chemical Banking,
                                       Sub. Deb., 7 7/8%, 2006....................              5,000,000      5,339,070
                                     Citicorp,
                                       Global Medium-Term Sr. Note,
                                       Ser. C, 8 5/8%, 2004                                     5,000,000      5,317,770
                                       Sub. Notes, 7 1/8%, 2005...................             10,000,000     10,182,000
                                     Dresdner Bank,
                                       Sub. Notes, 6 5/8%, 2005...................              7,000,000      6,966,841
                                     First Chicago,
                                       Sub. Notes, 8 1/4%, 2002...................              8,500,000      9,204,574
                                     Fleet/Norstar Financial Group,
                                       Sub. Notes, 9.90%, 2001....................              4,000,000      4,579,428
                                     Manufacturers & Traders,
                                       Sub. Notes, 7%, 2005.......................              5,000,000      5,008,295
                                     NCNB,
                                       Sub. Notes, 9 3/8%, 2009...................              5,000,000      5,952,435
                                                                                                            -------------
                                                                                                              74,178,483
                                                                                                             -------------
  CHEMICALS-.4%                      Hoechst Celanese,
                                       Notes, 9 5/8%, 1999........................              2,000,000      2,121,750
                                                                                                             -------------
  CONSUMER-3.5%.                     Federated Department Stores,
                                       Sr. Notes, 10%, 2001.......................              3,000,000      3,247,500
                                     McCormick & Co.,
                                       Notes, 8.95%, 2001.........................              2,000,000      2,239,196
                                     News America Holdings (Gtd. by News):
                                       Sr. Deb., 9 1/4%, 2013.....................              5,000,000      5,691,710
                                       Sr. Notes, 8 1/2%, 2005....................              5,000,000      5,426,715
                                     The Employee Stock
                                       Ownership Trust of The Procter & Gamble
                                       Profit Sharing Trust and Employee Stock
                                       Ownership Plan, Deb.
                                       (Gtd. by Procter & Gamble),
                                       Ser. A, 9.36%, 2021........................              3,000,000      3,706,707
                                                                                                              -------------
                                                                                                              20,311,828
                                                                                                              -------------

  FINANCE-14.7%                      Associates Corp. of North America:
                                       Medium-Term Sr. Notes, Ser. G, 8 1/4%, 2004              5,000,000      5,476,425

DREYFUS A BONDS PLUS, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                             SEPTEMBER 30, 1995 (UNAUDITED)
                                                                                                  PRINCIPAL
BONDS AND NOTES (CONTINUED)                                                                         AMOUNT           VALUE
                                                                                              --------------    --------------
  FINANCE (CONTINUED)                Associates Corp. of North America (continued):
                                       Sr. Notes:
                                       6 3/8%, 1998                                          $    5,000,000  $      5,020,015
                                       7 7/8%, 2001                                               5,000,000         5,330,575
                                     Avco Financial Services,
                                       Sr. Notes, 6.35%, 2000.....................                6,000,000         5,954,520
                                     Commercial Credit, Notes:
                                       7 3/4%, 2005...............................                7,000,000         7,449,253
                                       10%, 2008..................................                2,000,000         2,509,588
                                     Ford Holdings,
                                       Gtd. Deb., 9 3/8%, 2020....................                5,000,000         5,989,985
                                     Ford Motor Credit:
                                       Medium-Term Notes, 9.03%, 2009.............                9,000,000        10,645,245
                                       Notes, 7 3/4%, 2005........................               13,000,000        13,799,370
                                     General Motors Acceptance,
                                       Medium-Term Notes:
                                        8 1/2%, 1999                                              5,000,000         5,354,135
                                        7 1/2%, 2000                                              5,000,000         5,189,935
                                       Notes, 8 3/4%, 1997........................                6,000,000(a)      6,788,160
                                     Household Finance,
                                       Notes, 7.65%, 2007.........................                5,000,000         5,292,640
                                                                                                                  -------------
                                                                                                                   84,799,846
                                                                                                                   -------------
  FINANCE/                           Chevy Chase Master Credit Card Trust,
  FLOATING RATE-7.4%                   Floating Rate Asset Backed Ctfs.:
                                        Ser. 1994-5, Cl. A, 6.085%, 2001..........               10,000,000(b)     10,001,000
                                        Ser. 1995-1, Cl. A, 6 1/8%, 2002..........                5,000,000(b)      5,000,000
                                     Dean Witter, Discover & Co.,
                                       Floating Rate Notes, 6 1/4%, 2000..........                3,000,000(b)      3,030,297
                                     People's Bank Credit Card Master Trust,
                                       Floating Rate Notes,
                                       Ser. 1994-2, Cl. A, 6.025%, 2001...........               25,000,000(b)     25,007,500
                                                                                                                    -------------
                                                                                                                   43,038,797
                                                                                                                   -------------
  INDUSTRIAL-18.4%                   Anheuser Busch Cos.,
                                       Notes, 6 3/4%, 2005........................                10,000,000       10,070,890
                                     Archer-Daniels-Midland,
                                       Deb., 10 1/4%, 2006........................                 3,000,000        3,772,161
                                     Browning-Ferris Industries,
                                       Sr. Notes, 7 7/8%, 2005....................                 3,500,000        3,775,817
                                     Cincinnati Milacron,
                                       Notes, 8 3/8%, 2004........................                 5,000,000        5,162,500
                                     GATX Capital,
                                       Medium-Term Notes, Ser. B, 9 1/2%, 2002....                 5,000,000        5,686,285

DREYFUS A BONDS PLUS, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                               SEPTEMBER 30, 1995 (UNAUDITED)
                                                                                                    PRINCIPAL
BONDS AND NOTES (CONTINUED)                                                                          AMOUNT           VALUE
                                                                                               --------------    --------------
  INDUSTRIAL (CONTINUED)             General Electric Capital:
                                       Global Medium-Term Notes, Ser. A,
                                          7.84%, 1997.............................              $    7,000,000   $  7,162,645
                                       Sub.  Notes (Gtd.  by General Electric):
                                          8 1/8%, 2012............................                   3,000,000      3,338,886
                                       Notes, 8 1/2%, 2008........................                   6,000,000      6,861,894
                                     Harnischfeger Industries,
                                       Deb., 8.90%, 2022..........................                   5,000,000      5,732,695
                                     Lilly (Eli) & Co.,
                                       Notes, 7 1/8%, 2025........................                   6,000,000      6,003,810
                                     McDonnell Douglas,
                                       Deb., 9 3/4%, 2012.........................                   5,000,000      6,069,055
                                     Motorola,
                                       Deb., 7 1/2%, 2025.........................                  10,000,000     10,423,080
                                     Northrop Grumman,
                                       Notes, 8 5/8%, 2004........................                   5,000,000      5,536,955
                                     Raytheon,
                                       Notes, 6 1/2%, 2005........................                   6,000,000      5,924,304
                                     Time Warner Entertainment, L.P.,
                                       Notes, 10.15%, 2012........................                   5,000,000      5,855,925
                                       Sr. Debt, 8 3/8%, 2023.....................                  12,000,000     12,118,500
                                     Union Carbide,
                                       Deb., 8 3/4%, 2022.........................                   3,000,000      3,266,400
                                                                                                                  -------------
                                                                                                                  106,761,802
                                                                                                                   -------------
  INSURANCE-2.8%                     NAC Re,
                                       Notes, 8%, 1999............................                   5,000,000      5,188,930
                                     Orion Capital,
                                       Sr. Notes, 9 1/8%, 2002....................                   5,000,000      5,425,000
                                     SunAmerica,
                                       Notes, 9%, 1999............................                   5,000,000      5,335,145
                                                                                                                  -------------
                                                                                                                   15,949,075
                                                                                                                  -------------
  OIL AND GAS-3.3%                   Chevron Profit Sharing/Savings Plan Trust Fund,
                                       Notes (Gtd. by Chevron), 8.11%, 2004.......                   5,000,000      5,393,165
                                     Maxus Energy,
                                       Sinking Fund Deb., 11 1/4%, 2013...........                     184,000        183,080
                                     Occidental Petroleum,
                                       Sr. Deb., 11 3/4%, 2011....................                   5,000,000      5,356,685
                                     Parker-Hannifin,
                                       Deb., 9 3/4%, 2021.........................                   2,000,000      2,287,378
                                     Phillips Petroleum,
                                       Notes, 9 3/8%, 2011........................                   5,000,000      6,022,205
                                                                                                                  -------------
                                                                                                                   19,242,513
                                                                                                                  -------------


DREYFUS A BONDS PLUS, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                          SEPTEMBER 30, 1995 (UNAUDITED)
                                                                                                      PRINCIPAL
BONDS AND NOTES (CONTINUED)                                                                           AMOUNT           VALUE
                                                                                                 --------------    --------------
  TELEPHONE-.9%                      AT&T,
                                       Deb., 8.35%, 2025..........................              $    5,000,000    $ 5,418,805
                                                                                                                  -------------
  UTILITIES-5.6%                     El Paso Natural Gas,
                                       Deb., 8 5/8%, 2022.........................                   2,000,000      2,259,568
                                     Idaho Power,
                                       First Mortgage, 8 3/4%, 2027...............                   7,000,000      7,642,390
                                     National Rural Utilities Cooperative Finance,
                                       Collateral Trust Bonds, Ser. V, 9%, 2021...                   5,000,000      5,658,990
                                     ONEOK,
                                       Deb., 9 3/4%, 2020.........................                   3,000,000      3,428,064
                                     South Carolina Electric & Gas,
                                       First and Refunding Mortgage, 8 7/8%, 2021.                   7,000,000      7,844,081
                                     Union Electric,
                                       First Mortgage Bonds, 8 3/4%, 2021.........                   5,000,000      5,585,860
                                                                                                                   -------------
                                                                                                                   32,418,953
                                                                                                                   -------------
  FOREIGN-5.5%                       Hydro-Quebec,
                                       Deb. (Gtd. by the Province of Quebec):
                                         Ser. HS, 9.40%, 2021.....................                   5,000,000      5,955,900
                                         Ser. GF, 8 7/8%, 2026....................                   5,000,000      5,688,650
                                     Midland Bank plc,
                                       Sub. Notes, 8 5/8%, 2004...................                   5,000,000      5,546,495
                                     New Zealand,
                                       Notes, 8 3/4%, 2016........................                   5,000,000      5,950,875
                                     Province of Manitoba,
                                       Deb., Ser CD, 9 1/4%, 2020.................                   5,000,000      6,120,900
                                     Province of Quebec,
                                       Deb., 11%, 2015............................                   2,000,000      2,355,040
                                                                                                                   -------------
                                                                                                                   31,617,860
                                                                                                                   -------------
  OTHER-3.3%                         Collateralized Mortgage Obligation Trust 9,
                                       Cl. C (Collateralized by
                                       GNMA Pass-Through Ctfs.),
                                       7 3/4%, 2012...............................                     851,212        862,686
                                     DLJ Acceptance Trust 1,
                                       Collateralized Mortgage Obligation,
                                       Ser. 1989-1, Cl. 1-F (Collateralized by
                                       GNMA Pass-Through Ctfs. and the
                                       Collateral Proceeds Account), 11%, 2019....                     308,055        329,577
                                     FHA Project Loan Ctfs., Ser. Pool No. 6
                                       (Reilly Mortgage Group), 7.43%, 2022.......                   6,134,328      6,199,505
                                     Rural Electric Cooperative Grantor Trust Ctfs.:
                                       (Soyland), 9.70%, 2017.....................                   5,000,000      5,459,145
                                       (Tex-La), 9.58%, 2019......................                   4,000,000      4,391,116

DREYFUS A BONDS PLUS, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                        SEPTEMBER 30, 1995 (UNAUDITED)
                                                                                                   PRINCIPAL
BONDS AND NOTES (CONTINUED)                                                                          AMOUNT           VALUE
                                                                                                 --------------    --------------
  OTHER (CONTINUED)                  Ryland Acceptance Corp. Four,
                                       Collateralized Mortgage Obligation
                                       (Collateralized by GNMA Pass-Through Ctfs.),
                                       Ser. 37-B, 8.35%, 2012.....................              $    1,588,460   $  1,615,766
                                                                                                                   -------------
                                                                                                                   18,857,795
                                                                                                                   -------------
  U.S. GOVERNMENT AND
  AGENCIES-13.4%                     FICO,
                                       Deb., Ser. E, 9.65%, 2018..................                   5,000,000      6,496,875
                                     Federal Home Loan Mortgage Corp.,
                                       Multiclass Mortgage Participation Ctfs.,
                                       Ser. 1184, Cl. 1184-E, 7.80%, 2016.........                   4,509,460      4,507,476
                                     Government National Mortgage Association 1:
                                       7%, 7/15/2023..............................                   9,561,583      9,459,944
                                       8%, 8/15/2023..............................                  15,811,355     16,275,735
                                       7 1/2%, 10/15/2023.........................                  14,597,733     14,757,287
                                       7 1/2%, 5/15/2024..........................                  11,156,903     11,278,849
                                       8 1/2%, 9/15/2024..........................                   5,815,135      6,065,884
                                     U.S. Treasury Bonds,
                                       8 7/8%, 2/15/2019..........................                   7,000,000      8,818,908
                                                                                                                 -------------
                                                                                                                   77,660,958
                                                                                                                 -------------
                                     TOTAL BONDS AND NOTES
                                       (cost $505,324,352)........................                               $532,378,465
                                                                                                                 =============

SHORT-TERM INVESTMENT-7.7%
  U.S. GOVERNMENT AGENCY;            Federal Home Loan Bank,
                                       6.30%, 10/2/1995
                                       (cost $44,512,209).........................               $  44,520,000  $  44,512,209
                                                                                                                  =============
TOTAL INVESTMENTS (cost $549,836,561).............................................                       99.7%   $576,890,674
                                                                                                         =====  =============
CASH AND RECEIVABLES (NET)........................................................                         .3%    $ 1,651,124
                                                                                                         =====  =============
NET ASSETS........................................................................                      100.0%   $578,541,798
                                                                                                         =====  =============

NOTE TO STATEMENT OF INVESTMENTS:
    (a) Reflects date security can be redeemed at holder's option; the actual maturity date is 7/15/2005.
    (b)  Variable rate security-interest rate subject to periodic change.



See independent accountants' review report and notes to financial statements.

DREYFUS A BONDS PLUS, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                          SEPTEMBER 30, 1995 (UNAUDITED)
ASSETS:
    Investments in securities, at value
      (cost $549,836,561)-see statement...........................................                               $576,890,674
    Cash..........................................................................                                  1,254,823
    Interest receivable...........................................................                                  7,765,234
    Receivable for investment securities sold.....................................                                  7,269,589
    Receivable for subscriptions to Common Stock..................................                                    604,185
    Prepaid expenses..............................................................                                     68,074
                                                                                                                  -------------
                                                                                                                  593,852,579
LIABILITIES:
    Due to The Dreyfus Corporation................................................               $     306,186
    Payable for investment securities purchased...................................                  14,309,215
    Payable for Common Stock redeemed.............................................                     470,675
    Accrued expenses..............................................................                     224,705     15,310,781
                                                                                                    ------------ -------------
NET ASSETS  ......................................................................                               $578,541,798
                                                                                                                 =============
REPRESENTED BY:
    Paid-in capital...............................................................                               $563,666,977
    Accumulated undistributed investment income-net...............................                                  6,102,243
    Accumulated net realized (loss) on investments................................                                (18,281,535)
    Accumulated net unrealized appreciation on investments-Note 3.................                                 27,054,113
                                                                                                                 -------------
NET ASSETS at value applicable to 39,764,584 outstanding shares of Common
    Stock, equivalent to $14.55 per share (100 million shares of $.01 par
    value authorized).............................................................                               $578,541,798
                                                                                                                =============









See independent accountants' review report and notes to financial statements.
DREYFUS A BONDS PLUS, INC.
STATEMENT OF OPERATIONS                                                          SIX MONTHS ENDED SEPTEMBER 30, 1995 (UNAUDITED)
INVESTMENT INCOME:
    INTEREST INCOME...............................................................                                $21,366,324
    EXPENSES:
      Management fee-Note 2(a)....................................................                 $ 1,848,047
      Shareholder servicing costs-Note 2(b).......................................                     694,038
      Custodian fees..............................................................                      33,695
      Professional fees...........................................................                      25,341
      Directors' fees and expenses-Note 2(c)......................................                      24,443
      Prospectus and shareholders' reports........................................                      21,316
      Registration fees...........................................................                      19,496
      Miscellaneous...............................................................                       3,416
                                                                                                   ------------
          TOTAL EXPENSES..........................................................                                  2,669,792
                                                                                                                   ------------
          INVESTMENT INCOME-NET...................................................                                 18,696,532
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments-Note 3.......................................                 $ 5,555,356
    Net unrealized appreciation on investments....................................                  26,544,375
                                                                                                   ------------
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.........................                                 32,099,731
                                                                                                                 ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............................                                $50,796,263
                                                                                                                 =============



See independent accountants' review report and notes to financial statements.
DREYFUS A BONDS PLUS, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                         YEAR ENDED           SIX MONTHS ENDED
                                                                                          MARCH 31,            SEPTEMBER 30, 1995
                                                                                           1995                   (UNAUDITED)
                                                                                      ---------------         ---------------
OPERATIONS:
    Investment income-net.........................................................  $   36,279,650              $   18,696,532
    Net realized gain (loss) on investments.......................................     (23,773,183)                  5,555,356
    Net unrealized appreciation on investments for the period.....................       1,485,550                  26,544,375
                                                                                      -------------                -------------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................      13,992,017                  50,796,263
                                                                                      -------------                -------------
NET EQUALIZATION CREDITS (DEBITS)-Note 1(e).......................................        (278,844)                     19,254
                                                                                      -------------                -------------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net.........................................................     (36,400,897)                (18,940,711)
    Net realized gain on investments..............................................      (2,628,910)                ---
                                                                                      -------------                -------------
      TOTAL DIVIDENDS.............................................................     (39,029,807)                (18,940,711)
                                                                                      -------------                -------------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold.................................................     183,480,472                  91,583,493
    Dividends reinvested..........................................................      32,865,953                  16,399,856
    Cost of shares redeemed.......................................................    (245,504,043)               (100,456,727)
                                                                                      -------------                -------------
      INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS                (29,157,618)                  7,526,622
                                                                                      -------------                -------------
          TOTAL INCREASE (DECREASE) IN NET ASSETS.................................     (54,474,252)                 39,401,428
NET ASSETS:
    Beginning of period...........................................................     593,614,622                 539,140,370
                                                                                      -------------                -------------
    End of period (including undistributed investment income-net:
      $6,327,168 and $6,102,243, respectively)....................................   $ 539,140,370               $ 578,541,798
                                                                                      =============               =============

                                                                                            SHARES                   SHARES
                                                                                      ---------------           ---------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold...................................................................      13,563,457                   6,456,629
    Shares issued for dividends reinvested........................................       2,427,899                   1,162,930
    Shares redeemed...............................................................     (18,074,118)                 (7,066,972)
                                                                                      -------------                -------------
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING...............................      (2,082,762)                    552,587
                                                                                      =============               =============




See independent accountants' review report and notes to financial statements.

DREYFUS A BONDS PLUS, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of
Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.
                                                                                                               SIX MONTHS ENDED
                                                              YEAR ENDED MARCH 31,                           SEPTEMBER 30, 1995
                                                --------------------------------------------------
PER SHARE DATA:                                    1991      1992      1993      1994      1995                  (UNAUDITED)
                                                  -------   -------   -------   -------   -------              -------------

    Net asset value, beginning of period..        $13.45    $13.65     $14.35    $15.43   $14.38                    $13.75
                                                 ------     ------    ------     ------   ------                     ------
    INVESTMENT OPERATIONS:
    Investment income-net.................         1.15      1.11       1.05      .98        .94                      .47
    Net realized and unrealized gain (loss)
      on investments......................          .20       .70       1.29      (.46)     (.56)                     .81
                                                 ------     ------    ------     ------   ------                     ------
      TOTAL FROM INVESTMENT OPERATIONS....          1.35     1.81       2.34       .52       .38                      1.28
                                                 ------     ------    ------     ------   ------                     ------
    DISTRIBUTIONS:
    Dividends from investment income-net..         (1.15)   (1.11)     (1.05)    (.99)     (.94)                     (.48)
    Dividends from net realized gain
      on investments......................           -         -       (.21)     (.58)      (.07)                       -
                                                 ------     ------    ------     ------   ------                     ------
    TOTAL DISTRIBUTIONS...................        (1.15)    (1.11)     (1.26)    (1.57)   (1.01)                     (.48)
                                                 ------     ------    ------     ------   ------                     ------
    Net asset value, end of period........        $13.65   $14.35      $15.43   $14.38     $13.75                    $14.55
                                                 ======     ======    ======     =====     =====                     =====
TOTAL INVESTMENT RETURN...................        10.60%    13.75%    17.09%     3.09%    3.01%                     18.83%(1)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets       .85%       .88%      .93%      .90%      .99%                      .94%(1)
    Ratio of net investment income to average
      net assets..........................         8.59%     7.88%      7.07%    6.30%      6.89%                    6.56%(1)
    Portfolio Turnover Rate...............        25.90%    66.82%     81.15%   93.67%    172.60%                   78.96%(2)
    Net Assets, end of period (000's Omitted)   $339,935  $446,869  $574,431  $593,615  $539,140                     $578,542
_____________________
    (1) Annualized.
    (2) Not annualized.






See independent accountants' review report and notes to financial statements.

DREYFUS A BONDS PLUS, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. Premier Mutual Fund Services, Inc. (the "Distributor") is engaged as the Fund's distributor. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    (A) PORTFOLIO VALUATION: The Fund's investments (excluding short-term investments and U.S. Government obligations) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Investments in U.S. Government obligations are valued at the mean between quoted bid and asked prices. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Short-term investments are carried at amortized cost, which approximates value.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    On September 29, 1995, the Board of Directors declared a cash dividend of $.075 per share from undistributed investment income-net, payable on October 2, 1995 (ex-dividend date), to shareholders of record as of the close of business on September 29, 1995.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS A BONDS PLUS, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    The Fund has an unused capital loss carryover of approximately $17,550,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 1995. The carryover does not include net realized securities losses from November 1, 1994 through March 31, 1995 which are treated, for Federal income tax purposes, as arising in fiscal 1996. If not applied, the carryover expires in fiscal 2003.
    (E) EQUALIZATION: The Fund follows the accounting practice known as "equalization" by which a portion of the amounts received on issuances and the amounts paid on redemptions of Fund shares (equivalent, on a per share basis, to the amount of distributable investment income-net on the date of the transaction) is allocated to undistributed investment income-net so that undistributed investment income-net per share is unaffected by Fund shares issued or redeemed.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .65 of 1% of the average daily value of the Fund's net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, interest on borrowings, brokerage commissions and extraordinary expenses, exceed 1 1/2% of the average value of the Fund's net assets for any full fiscal year. There was no expense reimbursement for the six months ended September 30, 1995.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the six months ended September 30, 1995, the Fund was charged an aggregate of $399,501 pursuant to the Shareholder Services Plan.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales (including paydowns) of investment securities, other than short-term securities, during the six months ended September 30, 1995, amounted to $421,676,101 and $445,475,150, respectively.
    At September 30, 1995, accumulated net unrealized appreciation on investments was $27,054,113, consisting of $27,632,247 gross unrealized appreciation and $578,134 gross unrealized depreciation.
    At September 30, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS A BONDS PLUS, INC.
REVIEW REPORT OF ERNST & YOUNG LLP, INDEPENDENT ACCOUNTANTS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS A BONDS PLUS, INC.
    We have reviewed the accompanying statement of assets and liabilities of Dreyfus A Bonds Plus, Inc., including the statement of investments, as of September 30, 1995, and the related statements of operations and changes in net assets and financial highlights for the six month period ended September 30, 1995. These financial statements and financial highlights are the responsibility of the Fund's management.
    We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data, and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, which will be performed for the full year with the objective of expressing an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.
    Based on our review, we are not aware of any material modifications that should be made to the interim financial statements and financial highlights referred to above for them to be in conformity with generally accepted accounting principles.
    We have previously audited, in accordance with generally accepted auditing standards, the statement of changes in net assets for the year ended March 31, 1995 and financial highlights for each of the five years in the period ended March 31, 1995 and in our report dated May 1, 1995, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.
[Ernst and Young LLP signature logo]



New York, New York
November 1, 1995





[Dreyfus lion "d" logo]
DREYFUS A BONDS PLUS, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
The Shareholder Services Group, Inc.
P.O. Box 9671
Providence, RI 02940




Further information is contained
in the Prospectus, which must
precede or accompany this report.





Printed in U.S.A.                            084SA959
[Dreyfus logo]

A Bonds Plus
Semi-Annual
Report
September 30, 1995